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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: April 5, 2004
                                          -------------


                                 IA Global, Inc.
                                 ---------------
               (Exact Name of Registrant as specified in Charter)



         Delaware                      1-15863                  13-4037641
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification Number)



        533 Airport Boulevard, Suite 400, Burlingame, CA        94010
        ------------------------------------------------        -----
           (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (650) 685-2403
                                                           --------------

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

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURES

Director Resignations and Appointment of New Director

On April 5, 2004, the company announced that effective April 3, 2004, Chinin Tana, Satoru Hirai, Hiroshi Kubori and Masazumi Ishii resigned as directors of the company. Masazumi Ishii, our audit committee chairman, was our audit committee financial expert within the meaning of the SEC rules. These resignations were not because of any disagreement with the company on any matter relating to the company's operations.

On April 5, 2004, the company also announced that Eric La Cara was appointed a director of the company. In addition, Mr. La Cara was appointed chairman of the audit committee and our audit committee financial expert within the meaning of the SEC rules and a member of the nominating and compensation committees. Mr La Cara has been the Representative Director of Aviso Group, in Japan since 2001, focusing on Japan market entry, Accounting & Tax, subsidiary set-up, and corporate registration, and Finance Manager of NuCore Technology, a Japanese subsidiary of a US based technology company, since January 2004. He also served as Financial Manager of Nihon Synopsys, a Japanese subsidiary of a US based technology company from November 2002 until December 2003.

As a result of these changes, the company's board will consist of two management directors, Alan Margerison, CEO, and Mark E. Scott, CFO, and three independent directors, Raymond Christinson, Jun Kumamoto and Eric La Cara. The company's Audit, Compensation and Nominating Committees will each be comprised solely of the company's independent directors. Thus, the company's will remain in compliance with relevant AMEX and SEC rules for board composition and corporate governance.

Officer Resignation

On April 5, 2004, the company announced that Satoru Hirai, resigned as Chief Operating Officer of the company effective March 31, 2004.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial statements of business acquired- None.

         (b) Pro Forma financial information- None.

         (c) Exhibits:

         EXHIBIT NO.                       DESCRIPTION
         -----------                       -----------

            99.1 Press release dated March 22, 2004 relating to the receipt of $1.5 million of additional funding.

            99.2 Press release dated March 25, 2004 relating to the acquisition of Rex Tokyo.

            99.3 Press release dated March 26, 2004 relating to the expiration of certain warrants.

            99.4 Press release dated April 1, 2004 relating to the removal of the "going concern" qualification to the company's audit report.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 5, 2004                    IA Global, Inc.
                                         (Registrant)

                                        By: /s/ Alan Margerison
                                            -------------------
                                            Alan Margerison
                                            President and
                                            Chief Executive Officer